SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2009 (June 16, 2009)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index of Exhibits page 2.

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2009, Torchmark Corporation (“Torchmark”) and its subsidiary, TMK Re, Ltd. (“TMK Re”), entered into a Fourth Amendment to Credit Agreement, dated as of June 16, 2009, with Bank of America, N.A. and the other lenders party thereto (the “Fourth Amendment”), which further amends the Credit Agreement, dated as of November 18, 2004, among Torchmark, as the Borrower, TMK Re, as a Loan Party, Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and the other lenders party thereto (as amended, the “Credit Agreement”). The Fourth Amendment amends the “Burdensome Agreements” covenant found in Section 7.09 of the Credit Agreement to acknowledge that the terms of the Indenture, dated as of February 1, 1987, between Torchmark and Morgan Guaranty Trust Company of New York (as supplemented and amended, the “Indenture”) do not, and the issuance of an additional $500 million in senior notes under the Indenture will not, violate said covenant. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Torchmark and its subsidiaries from time to time have had, and may continue to have, various commercial, lending or other relationships with certain of the banks that are a party to the Credit Agreement and their affiliates. The Bank of New York Mellon Trust Company, N.A., an affiliate of The Bank of New York Mellon, serves as successor indenture trustee for the outstanding senior debt securities issued by Torchmark under the Indenture. The Bank of New York Mellon Trust Company, N.A. also serves as successor indenture trustee with respect to junior subordinated debt securities issued by Torchmark under a Junior Subordinated Indenture, dated as of November 2, 2001, in connection with trust preferred securities issued by Torchmark Capital Trust III. These indentures, including the related supplemental indentures, have been previously filed as exhibits to Torchmark’s filings with the Securities and Exchange Commission on Form 10-K, Form 10-Q, or Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

10.1	Fourth Amendment to Credit Agreement dated as of June 16, 2009, by and among Torchmark Corporation, TMK Re, Ltd., Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and the other lenders listed therein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: June 17, 2009	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and Secretary

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